Exhibit (2)(j)(2)(i)

AMENDED SCHEDULE A

with respect to the

FT FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND	ING American Funds International Portfolio[1]
EQUITY INCOME FUND	ING American Funds World Allocation Portfolio
ING Artio Foreign Portfolio[1]
ING EQUITY TRUST	ING BlackRock Inflation Protected Bond Portfolio
ING Equity Dividend Fund	ING BlackRock Large Cap Growth Portfolio[1]
ING Growth Opportunities Fund	ING BlackRock Large Cap Value Portfolio[1]
ING MidCap Opportunities Fund	ING Clarion Global Real Estate Portfolio
ING Opportunistic LargeCap Fund	ING Clarion Real Estate Portfolio[1]
ING Real Estate Fund	ING DFA Global All Equity Portfolio
ING SmallCap Opportunities Fund	ING DFA Global Allocation Portfolio
ING Value Choice Fund	ING FMRSM Diversified Mid Cap Portfolio[1]
ING Franklin Income Portfolio
ING FUNDS TRUST	ING Franklin Mutual Shares Portfolio[1]
ING Classic Money Market Fund	ING Franklin Templeton Founding Strategy Portfolio
ING Floating Rate Fund	ING Global Resources Portfolio[1]
ING GNMA Income Fund	ING Goldman Sachs Commodity Strategy Portfolio
ING High Yield Bond Fund	ING Janus Contrarian Portfolio[1]
ING Institutional Prime Money Market Fund	ING JPMorgan Emerging Markets Equity Portfolio[1]
ING Intermediate Bond Fund	ING JPMorgan Small Cap Core Equity Portfolio[1]
ING Large Cap Growth Portfolio
ING GLOBAL ADVANTAGE AND PREMIUM	ING Limited Maturity Bond Portfolio[1]
OPPORTUNITY FUND	ING Liquid Assets Portfolio[1]
ING Lord Abbett Growth and Income Portfolio[1]
ING GLOBAL EQUITY DIVIDEND AND	ING Marsico Growth Portfolio[1]
PREMIUM OPPORTUNITY FUND	ING Marsico International Opportunities Portfolio
ING MFS Total Return Portfolio[1]
ING INFRASTRUCTURE, INDUSTRIALS AND	ING MFS Utilities Portfolio
MATERIALS FUND	ING Oppenheimer Active Asset Allocation Portfolio
ING PIMCO High Yield Portfolio[1]
ING INTERNATIONAL HIGH DIVIDEND	ING PIMCO Total Return Bond Portfolio[1]
EQUITY INCOME FUND	ING Pioneer Equity Income Portfolio
ING Pioneer Fund Portfolio[1]
ING INVESTORS TRUST	ING Pioneer Mid Cap Value Portfolio[1]
ING American Funds Asset Allocation Portfolio[1]	ING Retirement Conservative Portfolio
ING American Funds Bond Portfolio[1]	ING Retirement Growth Portfolio
ING American Funds Growth Portfolio[1]	ING Retirement Moderate Growth Portfolio
ING American Funds Growth-Income Portfolio[1]

1  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

Exhibit (2)(j)(2)(i)

ING Retirement Moderate Portfolio	ING Index Solution 2015 Portfolio
ING T. Rowe Price Capital Appreciation Portfolio[1]	ING Index Solution 2025 Portfolio
ING T. Rowe Price Equity Income Portfolio[1]	ING Index Solution 2035 Portfolio
ING Templeton Global Growth Portfolio[1]	ING Index Solution 2045 Portfolio
ING U.S. Stock Index Portfolio[1]	ING Index Solution 2055 Portfolio
ING Van Kampen Growth and Income Portfolio[1]	ING Index Solution Income Portfolio
ING Wells Fargo Health Care Portfolio	ING JPMorgan Mid Cap Value Portfolio
ING Wells Fargo Small Cap Disciplined Portfolio	ING Legg Mason ClearBridge Aggressive Growth Portfolio
ING Oppenheimer Global Portfolio
ING MAYFLOWER TRUST	ING Oppenheimer Global Strategic Income Portfolio
ING International Value Fund	ING PIMCO Total Return Portfolio
ING Pioneer High Yield Portfolio
ING MUTUAL FUNDS	ING Solution 2015 Portfolio
ING Asia-Pacific Real Estate Fund	ING Solution 2025 Portfolio
ING Diversified International Fund	ING Solution 2035 Portfolio
ING Emerging Countries Fund	ING Solution 2045 Portfolio
ING European Real Estate Fund	ING Solution 2055 Portfolio
ING Foreign Fund	ING Solution Aggressive Growth Portfolio
ING Global Bond Fund	ING Solution Conservative Portfolio
ING Global Equity Dividend Fund	ING Solution Growth and Income Portfolio
ING Global Natural Resources Fund	ING Solution Growth Portfolio
ING Global Opportunities Fund	ING Solution Income Portfolio
ING Global Real Estate Fund	ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING Global Value Choice Fund	ING T. Rowe Price Growth Equity Portfolio
ING Greater China Fund	ING Templeton Foreign Equity Portfolio
ING Index Plus International Equity Fund	ING Thornburg Value Portfolio
ING International Capital Appreciation Fund	ING UBS U.S. Large Cap Equity Portfolio
ING International Real Estate Fund	ING Van Kampen Comstock Portfolio
ING International SmallCap Multi-Manager Fund	ING Van Kampen Equity and Income Portfolio
ING International Value Choice Fund
ING Russia Fund	ING PRIME RATE TRUST

ING PARTNERS, INC.	ING RISK MANAGED NATURAL RESOURCES FUND
ING American Century Small-Mid Cap Value Portfolio
ING Baron Asset Portfolio	ING SENIOR INCOME FUND
ING Baron Small Cap Growth Portfolio
ING Columbia Small Cap Value Portfolio	ING SEPARATE PORTFOLIOS TRUST
ING Davis New York Venture Portfolio	ING SPorts Core Fixed Income Fund
ING Fidelity® VIP Contrafund® Portfolio
ING Fidelity® VIP Equity-Income Portfolio	ING VARIABLE INSURANCE TRUST
ING Fidelity® VIP Growth Portfolio
ING Fidelity® VIP Mid Cap Portfolio

1  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.

Exhibit (2)(j)(2)(i)

ING GET U.S. Core Portfolio - Series 5	ING Strategic Allocation Moderate Fund
ING GET U.S. Core Portfolio - Series 6	ING Tactical Asset Allocation Fund
ING GET U.S. Core Portfolio - Series 7	ING U.S. Government Money Market Fund
ING GET U.S. Core Portfolio - Series 8
ING GET U.S. Core Portfolio - Series 9	ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING GET U.S. Core Portfolio - Series 10	ING Strategic Allocation Conservative Portfolio
ING GET U.S. Core Portfolio - Series 11	ING Strategic Allocation Growth Portfolio
ING GET U.S. Core Portfolio - Series 12	ING Strategic Allocation Moderate Portfolio
ING GET U.S. Core Portfolio - Series 13
ING GET U.S. Core Portfolio - Series 14	ING VARIABLE FUNDS
ING Growth and Income Portfolio
ING VARIABLE PRODUCTS TRUST
ING International Value Portfolio	ING VARIABLE PORTFOLIOS, INC.
ING MidCap Opportunities Portfolio	ING BlackRock Science and Technology Opportunities Portfolio
ING SmallCap Opportunities Portfolio	ING Euro STOXX 50® Index Portfolio
ING FTSE 100 Index® Portfolio
ING BALANCED PORTFOLIO	ING Hang Seng Index Portfolio
ING Balanced Portfolio	ING Index Plus LargeCap Portfolio
ING Index Plus MidCap Portfolio
ING INTERMEDIATE BOND PORTFOLIO	ING Index Plus SmallCap Portfolio
ING International Index Portfolio
ING MONEY MARKET PORTFOLIO	ING Japan TOPIX Index® Portfolio
ING Opportunistic Large Cap Portfolio
ING SERIES FUND, INC.	ING Russell Large Cap Growth Index Portfolio
Brokerage Cash Reserves	ING Russell™ Large Cap Index Portfolio
ING Alternative Beta Fund	ING Russell Large Cap Value Index Portfolio
ING Balanced Fund	ING Russell™ Mid Cap Index Portfolio
ING Core Equity Research Fund	ING Russell Mid Cap Growth Index Portfolio
ING Corporate Leaders 100 Fund	ING Russell™ Small Cap Index Portfolio
ING Global Target Payment Fund	ING Small Company Portfolio
ING Index Plus LargeCap Fund	ING U.S. Bond Index Portfolio
ING Index Plus MidCap Fund	ING U.S. Government Money Market Portfolio
ING Index Plus SmallCap Fund	ING WisdomTreesm Global High-Yielding Equity Index Portfolio
ING Money Market Fund
ING Small Company Fund
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund

1  Under the terms of the Management Agreement between ING Investors Trust and Directed Services LLC, the Fund is subject to a “unified fee” arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services LLC as provided in the Management Agreement.